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                                                                    EXHIBIT 99.2

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q/A of Applix, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on August 14, 2002, as amended on March 31, 2003 and the date hereof (the "Report"), the undersigned, Walt Hilger, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   /s/ Walt Hilger
                                   -----------------------
Dated: May 21, 2003                Walt Hilger
                                   Chief Financial Officer





A signed original of this written statement required by Section 906 has been provided to Applix, Inc. and will be retained by Applix, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.